Exhibit 10.1

Certain information has been excluded from this agreement (indicated by “[***]”) because Southwest Gas Holdings, Inc. has determined that such information (i) is not material and (ii) constitutes personal information.

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

SOUTHWEST GAS HOLDINGS, INC.

AND

THE PERSONS LISTED ON THE

SIGNATURE PAGES HEREOF

DATED AS OF NOVEMBER 26, 2025

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 26, 2025, by and among Southwest Gas Holdings, Inc. (the “Company”) and the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined), including any Additional Holders (as hereinafter defined) who subsequently become parties to this Agreement in accordance with the terms of this Agreement.

Article I. DEFINITIONS

Section 1.01 Defined Terms.

As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 7.03 hereof.

“Additional Holders” means any (i) Affiliate of any Holder or (ii) Permitted Assignee, in each case who, at any time and from time to time, owns Registrable Securities, and has agreed, in a writing delivered to the Company (in a form and substance reasonably satisfactory to the Company), to be bound by the terms hereof and thereby has become a Holder for purposes of this Agreement, all at the relevant time.

“Adverse Effect” has the meaning assigned to such term in Section 2.04 hereof.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement, as the same may be amended, supplemented or restated from time to time.

“Bring-Down Suspension Notice” has the meaning assigned to such term in Section 5.02 hereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Common Shares” means the shares of common stock, par value $1.00 per share, of the Company, as authorized from time to time.

“Company” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Company Indemnified Person” has the meaning assigned to such term in Section 7.02 hereof.

“Cooperation Agreement” means the Amended and Restated Cooperation Agreement, dated October 14, 2025, by and among the Company and the Icahn Group, including as such agreement may be further amended, modified or supplemented.

“Demand Registration” has the meaning assigned to such term in Section 2.01 hereof.

“Demand Request” has the meaning assigned to such term in Section 2.01 hereof.

“DTC” means The Depository Trust Company, or any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“FINRA” has the meaning assigned to such term in Section 6.01(k) hereof.

“Holder” means any Person who is a member of the Icahn Group (including any Additional Holder) who owns Registrable Securities at the relevant time and is or has become a party to this Agreement.

“Icahn Group” means the persons and entities listed on Schedule I (under the heading “Icahn Group”) and their Affiliates.

“Icahn Representative” means Icahn Partners LP or such other member of the Icahn Group as may be designated at any time and from time to time by written notice from the Holders to the Company in accordance with Section 9.01.

“Indemnified Person” has the meaning assigned to such term in Section 7.01 hereof.

“Indemnitee” has the meaning assigned to such term in Section 7.03 hereof.

“Loss” and “Losses” have the meanings assigned to such terms in Section 7.01 hereof.

“Participating Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to Articles II, III or IV hereof.

“Permitted Assignee” means any member of the Icahn Group who receives Registrable Securities from a Holder or a Holder’s Affiliates and who agrees to be bound by the terms hereof, in a writing delivered to the Company (in a form and substance reasonably satisfactory to the Company), and thereby has become a Holder for purposes of this Agreement.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Piggybacking Demand Holders” has the meaning assigned to such term in Section 3.02 hereof.

“Piggybacking Holders” has the meaning assigned to such term in Section 3.02 hereof.

“Piggybacking Thirty Party Holders” has the meaning assigned to such term in Section 3.02 hereof.

“Piggyback Registration” has the meaning assigned to such term in Section 3.01 hereof.

“Piggyback Request” has the meaning assigned to such term in Section 3.01 hereof.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus.

“register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a Registration Statement on an appropriate form in compliance with the Securities Act, and the declaration or order, if applicable, of the Commission of the effectiveness of such Registration Statement under the Securities Act.

“Registrable Securities” means Common Shares that the Icahn Group has acquired or is permitted to acquire pursuant to the terms of the Cooperation Agreement; provided, however, that as to any Registrable Securities, such securities shall cease to constitute “Registrable Securities” for purposes of this Agreement if and when (i) such securities shall have been disposed of pursuant to an effective Registration Statement, (ii) such securities shall have been sold or disposed of pursuant to Rule 144, (iii) such securities are otherwise sold or transferred (other than in a transaction under clause (i) or (ii) above) by a Person in a transaction in which such Person’s rights under this Agreement are not assigned, (iv) such securities are no longer outstanding or (v) such securities may be sold pursuant to Rule 144 without volume limitations.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Requesting Holder(s)” has the meaning assigned to such term in Section 2.01 hereof.

“Rule 144” means Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Shelf Registration Statement” has the meaning assigned to such term in Section 4.01 hereof.

“Shelf Request” has the meaning assigned to such term in Section 4.01 hereof.

“Suspension Notice” has the meaning assigned to such term in Section 5.02 hereof.

“Suspension Period” has the meaning assigned to such term in Section 5.01 hereof.

“Ten Percent Holder” means any Person (other than any member of the Icahn Group) that beneficially owns, at the relevant time, at least 10% of the then outstanding Common Shares and is a party to a registration rights agreement with the Company.

“Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

Section 1.02 General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to “Sections” refer to Sections of this Agreement. The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”

Article II. DEMAND REGISTRATION

Section 2.01 Demand Registration. Subject to the provisions contained in this Section 2.01 and in Sections 2.03, 5.01 and 5.02 hereof, any Holder or group of Holders may, from time to time (each, a “Requesting Holder” and collectively, the “Requesting Holders”), make a request in writing (a “Demand Request”) that the Company effect the registration under the Securities Act of any specified number of shares of Registrable Securities held by the Requesting Holder(s) (a “Demand Registration”); provided, however, that the Company shall in no event be required to effect:

(a) more than two (2) Demand Registrations in the aggregate (in each case regardless of the number of Additional Holders or Permitted Assignees who may become a Holder hereunder);

(b) more than one (1) Demand Registration in any 18-month period; and

(c) each Demand Registration must include in the aggregate (based solely on the Registrable Securities requested to be included in such Demand Registration by all Holders participating in such Demand Registration) at least 5,000,000 Registrable Securities.

Subject to the provisions contained in this Section 2.01 and in Sections 5.01 and 5.02 hereof, upon receipt of a Demand Request, the Company shall cause to be included in a Registration Statement on an appropriate form under the Securities Act, filed with the Commission as promptly as practicable but in any event not later than 60 days after receiving a Demand

Request, such Registrable Securities as may be requested by such Requesting Holders in their Demand Request. The Company shall use its reasonable efforts to cause any such Registration Statement to be declared or become effective under the Securities Act as promptly as possible after such filing.

Section 2.02 Effective Registration. A registration shall not count as a Demand Registration under this Agreement (i) unless the related Registration Statement has been declared effective under the Securities Act and has remained effective until such time as (x) all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Participating Holders (but in no event for a period of more than 180 days after such Registration Statement becomes effective not including any Suspension Periods) or (y) a majority of the Registrable Securities covered thereby held by the Requesting Holders have been withdrawn or cancelled from such Demand Registration (other than as contemplated by Section 2.05); or (ii) if, after a Registration Statement has become effective, an offering of Registrable Securities pursuant to such Registration Statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, unless and until (x) such stop order or injunction is removed, rescinded or otherwise terminated, (y) any Requesting Holder thereafter elects, in its sole discretion, to continue the offering and (z) the related Registration Statement remains effective until the time periods specified in subclauses (x) and (y) of clause (i) above.

Section 2.03 Underwritten Offerings. Any offering pursuant to a Demand Registration shall be in the form of an Underwritten Offering. If a Shelf Registration Statement is effective and includes the Registrable Securities, the Holders may make a Demand Request to initiate an Underwritten Offering of such Registrable Securities, subject to the provisions of Article II. Such Demand Request with respect to a Shelf Registration Statement shall be deemed a Demand Registration. Subject to the Company’s compliance with its obligations under Article III hereof, the Company shall not be obligated to take any action (including, for the avoidance of doubt, filing a Shelf Registration Statement or amendment thereto) to effect an Underwritten Offering on a Shelf Registration Statement and no Holder shall sell, or offer to sell, any Registrable Securities in any Underwritten Offering if, within the 30-day period prior to any Demand Request, the Company has issued a notice to the Holders pursuant to Section 3.01 hereof of a proposed registered Underwritten Offering of Common Shares for its own account, which the Company continues in good faith to pursue such registered Underwritten Offering until the earliest to occur of: (A) the abandonment, cessation or withdrawal of such Underwritten Offering; (B) 90 days following the date the Company has issued a notice to the Holders pursuant to Section 3.01 hereof of a proposed registered Underwritten Offering of Common Shares for its own account; or (C) the date that all of the Common Shares covered thereby have been disposed of in accordance with the intended methods of disposition. With respect to any such Underwritten Offering pursuant to a Demand Registration, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Requesting Holders and any Piggybacking Demand Holder.

Section 2.04 Priority on Demand Registrations. With respect to any Underwritten Offering of Registrable Securities pursuant to a Demand Registration, no securities to be sold for the account of any Person (including the Company) other than the Requesting Holders and any Piggybacking Demand Holder who has exercised a Piggyback Request under Section 3.01 to participate in such Demand Registration shall be included in a Demand Registration; provided that securities to be sold for the account of the Company and any Ten Percent Holder may be included in such Demand Registration if, and only if, the managing underwriter advises the Requesting Holders and the Company (or, in the case of a Demand Registration not being underwritten, the Requesting Holders determine in good faith after considering the relevant facts and circumstances at the relevant time) that the inclusion of such securities shall not adversely affect the price or success of the offering by the Requesting Holders and any Piggybacking Demand Holder (an “Adverse Effect”). Furthermore, in the event that the managing underwriter advises the Requesting Holders that the amount of Registrable Securities proposed to be included in such Demand Registration by the Requesting Holders and Piggybacking Demand Holders is sufficiently large (even after exclusion of all securities proposed to be sold for the account of the Company or any Ten Percent Holder pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number of Registrable Securities to be included in such Demand Registration shall be allocated among all such Requesting Holders and Piggybacking Demand Holders pro rata for each Holder based on the percentage derived by dividing (i) the number of Registrable Securities that each such Holder requested to be included in such Demand Registration by (ii) the aggregate number of Registrable Securities that all Requesting Holders and Piggybacking Demand Holders requested to be included in such Demand Registration; provided, however, that if, as a result of such proration, any Requesting Holder or Piggybacking Demand Holder shall not be entitled to include in a registration all Registrable Securities of the class or series that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (a) such request must be made in writing prior to the earlier of the execution of the underwriting agreement, if any, or the execution of the custody agreement with respect to such registration, if any, and (b) such withdrawal or reduction shall be irrevocable.

Section 2.05 Withdrawal and Cancellation of Registration. Each Holder shall have the right to withdraw its request for inclusion of all or any of its Registrable Securities in any Registration Statement pursuant to this Article II by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing at least one Business Day prior to the execution of the underwriting agreement with respect to such registration or, in the case of a non-underwritten offering, the effective date of the Registration Statement or applicable prospectus supplement pertaining to such offering and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder shall no longer have any right to include Registrable Securities in the offering with respect to which such withdrawal was made.

Section 2.06 Registration Statement Form. Registrations under this Article II shall be on such appropriate registration form of the Commission then applicable to the Company (i) as shall be selected by the Company and as shall be reasonably acceptable to the Requesting Holders and any Piggybacking Demand Holders and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders’ requests for such registration. Notwithstanding the foregoing, if, pursuant to a Demand Registration, (x) the Company proposes to effect registration by filing a registration statement on Form S-3 (or any successor or similar short-form registration statement), (y) such registration is in connection with an Underwritten Offering and (z) the managing underwriter shall advise the Company that, in its or their opinion, the use of another form of registration statement (or the inclusion, rather than the incorporation by reference, of information in the Prospectus related to a registration statement on Form S-3 (or other short-form registration statement)) is of material importance to the success of such proposed offering, then such registration shall be effected on such other form (or such information shall be so included in such Prospectus).

Article III. PIGGYBACK REGISTRATIONS

Section 3.01 Holder Piggyback Registration. If the Company proposes to file a Registration Statement (including, for the avoidance of doubt, a shelf registration statement or amendment or supplement thereto) with respect to an offering of Common Shares, or securities convertible into or exchangeable for Common Shares, for its own account or for the account of securityholders (including a Requesting Holder under Article II) of the Company (except registrations on Form S-1 or Form S-3 relating solely to securities issued pursuant to an at-the-market offering, registrations on Form S-4 or any successor form, registrations on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan, an offering of securities solely to employees, directors, or then existing securityholders of the Company, a dividend reinvestment plan, a stock purchase plan or an exchange offer) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall promptly give written notice of such proposed filing to the Holders (other than the Requesting Holder to the extent the Registration Statement relates to a Demand Registration under Article II) not less than 15 days before the anticipated filing date, describing in reasonable detail the proposed registration (including the number and class or series of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed offering price or range of offering prices), and offering such Holders the opportunity to register such number of Registrable Securities of the same class as those being registered under such Registration Statement as each such Holder may request in writing (each a “Piggyback Registration”). Subject to Sections 5.01 and 5.02 hereof, upon the written request of any such Holder (a “Piggyback Request”), received by the Company no later than ten (10) Business Days after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the same class of securities otherwise being sold pursuant to such registration, any of such Holder’s Registrable Securities of the same class as those being registered (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company shall use its reasonable efforts to cause such Registrable Securities as to which registration shall have been so requested to be included in the Registration Statement proposed to be filed by the Company on the same terms and conditions as the same class of securities otherwise being sold pursuant to such registration. If any Holder does not deliver a notice within ten (10) Business Days after receipt by such Holder of the notice sent by the Company, such Holder shall be deemed to have irrevocably waived any and all rights under this Section 3.01 with respect to such Registration (but not with respect to future Registrations in accordance with this Section 3.01). Notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of any other Holder, delay or abandon the proposed offering in which any Holder had requested to participate pursuant to this Section 3.01 or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related Registration Statement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify each Holder that had notified the Company in accordance with this Section 3.01 of its intention to participate in such offering and the Company shall incur no liability for its failure to complete any such offering; provided, however, that in the event the Company has initiated the offering for its own account, the Company shall pay all documented expenses incurred by a Holder in connection with such delayed, abandoned or cancelled registration to the extent such expenses are described in clauses (i) through (viii) of the first sentence of Article VIII hereof.

Section 3.02 Priority on Piggyback Registrations. If the managing underwriter for a Piggyback Registration effected by means of an Underwritten Offering (or in the case of a Piggyback Registration not being underwritten, the Company, in good faith) advises the Holders that, in its or their good faith judgment, the inclusion of the Registrable Securities and securities proposed to be included by Holders who have elected to participate pursuant to Section 3.01 (“Piggybacking Demand Holders”) and any other Persons who have elected to participate in such offering pursuant to written agreements with the Company (“Piggybacking Third Party Holders” and, together with any Piggybacking Demand Holders, “Piggybacking Holders”) and proposed to be included by the Company, would cause an Adverse Effect, then the Company shall be obligated to include in such Registration Statement only that number of Registrable Securities which, in the judgment of the managing underwriter (or the Company in good faith, as applicable), would not have an Adverse Effect, in the priority listed below:

(a) if the registration is undertaken for the Company’s account: (x) first, the securities that the Company desires to include, and (y) second, only if all of the securities referred to in clause (x) have been included, the securities (or, in the case of a Holder, the Registrable Securities) proposed to be included by the Piggybacking Holders. Any reduction in the number of securities to be included in a Registration Statement pursuant to the foregoing clause (y) shall be effected by allocating the number of securities to be included (after including securities contemplated by clause (x)) among all the Piggybacking Holders based for each such Piggybacking Holder on the percentage derived by dividing (i) the aggregate number of Common Shares that such Piggybacking Holder holds by (ii) the total number of Common Shares that all such Piggybacking Holders hold in the aggregate;

(b) if the registration is undertaken at the demand of a securityholder of the Company (other than the Holders), (x) first, the securities that the demanding securityholder desires to include, and (y) second, only if all of the securities referred to in clause (x) have been included, the securities (or in the case of Holders, the Registrable Securities) proposed to be included by the Piggybacking Holders and by the Company. Any reduction in the number of securities to be included in a Registration Statement pursuant to the foregoing clause (y) shall be effected by allocating the number of securities to be included (after including securities contemplated by clause (x)) among the Piggybacking Holders based for each such Piggybacking Holder on the percentage derived by dividing (i) the aggregate number of Common Shares that such Piggybacking Holder holds by (ii) the total number of Common Shares that all such Piggybacking Holders hold in the aggregate; provided, however, that the Company shall be entitled to participate on a pro rata basis up to the sum of the number of securities allocated to the Piggybacking Holders pursuant to this sentence, unless the managing underwriter (or in the case of a Piggyback Registration not being underwritten, the Company, in good faith) determines that inclusion of additional securities by the Company above such amount would not cause an Adverse Effect; and

(c) if the registration is undertaken at the demand of a Requesting Holder, (x) first, the securities that the Requesting Holder and any Piggybacking Demand Holders desire to include, which shall be allocated among such Holders on a pro rata basis in proportion to the number of Registrable Securities held by such Holders, and (y) second, only if all of the securities referred to in clause (x) have been included, the securities proposed to be included by the Piggybacking Third Party Holders and by the Company. Any reduction in the number of securities to be included in a Registration Statement pursuant to the foregoing clause (y) shall be effected by allocating the number of securities to be included (after including securities contemplated by clause (x)) among the Piggybacking Third Party Holders based for each such Piggybacking Third Party Holder on the percentage derived by dividing (i) the aggregate number of Common Shares that such Piggybacking Third Party Holder holds by (ii) the total number of Common Shares that all such Piggybacking Third Party Holders hold in the aggregate; provided, however, that the Company shall be entitled to participate on a pro rata basis up to the sum of the number of securities allocated to the Piggybacking Third Party Holders pursuant to this sentence, unless the managing underwriter (or in the case of a Piggyback Registration not being underwritten, the Company, in good faith) determines that inclusion of additional securities by the Company above such amount would not cause an Adverse Effect.

Section 3.03 Withdrawals. Each Holder shall have the right to withdraw its request for inclusion of all or any of its Registrable Securities in any Registration Statement pursuant to this Article III by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing at least one Business Day prior to the execution of the underwriting agreement with respect to such registration or, in the case of a non-underwritten offering, the effective date of the Registration Statement or applicable prospectus supplement pertaining to such offering and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder shall no longer have any right to include Registrable Securities in the offering with respect to which such withdrawal was made.

Section 3.04 Underwritten Offerings.

(a) In connection with the exercise of any registration rights granted to Holders pursuant to this Article III, if the registration is to be effected by means of an Underwritten Offering, the Company may condition participation in such registration by any such Holder upon inclusion of the Registrable Securities being so registered in such underwriting and such Holder’s compliance with Section 6.02 hereof.

(b) With respect to any offering of Registrable Securities in the form of an Underwritten Offering in which Holders elect to participate pursuant to this Article III, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering.

Article IV. SHELF REGISTRATION

Section 4.01 Shelf Registration Filing. Subject to Section 5.02 hereof, within sixty (60) days following a written request by a Holder (a “Shelf Request”), the Company shall file with the Commission, and use its reasonable efforts to have declared or become effective as soon as practicable, a Registration Statement or a prospectus supplement to an existing Registration Statement (the “Shelf Registration Statement”) relating to the offer and sale of all of the Registrable Securities held by the Holders to the public from time to time, on a delayed or continuous basis. Any Shelf Registration Statement may be a universal shelf registration statement that relates to the offer and sale of the Company securities other than Registrable Securities. Any Shelf Registration Statement effected pursuant this Section 4.01 shall not be deemed to constitute a Demand Registration. The Shelf Registration Statement shall specify the intended method of distribution of the subject Registrable Securities. The Company shall file the Shelf Registration Statement on Form S-3 or, if the Company or the offering of the Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, however, that if the Shelf Registration Statement is not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Shelf Registration Statement to convert it to Form S-3.

Section 4.02 Required Period and Shelf Registration Procedures. Subject to Section 4.01 and to any Suspension Period(s) referred to below, the Company shall (i) cause the Shelf Registration Statement to include a resale Prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the applicable class or series of Registrable Securities held by such Holder without restriction under the Securities Act, (ii) use its reasonable efforts to prepare and file with the Commission such supplements, amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for so long as the securities registered thereunder constitute Registrable Securities, and (iii) use its reasonable efforts to cause the resale Prospectus to be supplemented by any Prospectus supplement required in order for such Holders to sell their Registrable Securities without restriction under the Securities Act.

Article V. STANDSTILL AND SUSPENSION PERIODS

Section 5.01 Suspension Period. The Company shall not be required to use reasonable efforts to cause a Registration Statement to be filed pursuant to this Agreement or to be declared or become effective, or to keep current any Registration Statement or file any prospectus supplement or amendment (other than as required by the periodic report and proxy statement disclosure requirements of the Securities Exchange Act of 1934, including Sections 13 or 15(d) thereof and Forms 10-K, 10-Q, 8-K or 14A thereunder), or permit Holders to sell or transfer securities thereunder, if the Company possesses material non-public information and determines in good faith that it need not otherwise make such disclosure or filing; provided that at all times the Company continues in good faith to make public disclosures so as to continue and comply with its past practice with respect to the treatment of material non-public information. In furtherance of and pursuant to the last proviso of the preceding sentence and following public disclosure by the Company, at such time as the Company no longer possesses material non-public information regarding the Company, the Suspension Period (as defined below) shall immediately terminate. Any period during which the Holders are prohibited from effecting sales or the Company exercises its rights in each case pursuant to this Section 5.01 shall constitute a “Suspension Period.”

Section 5.02 Suspension Notices. Each Holder agrees that, upon receipt of a written notice from the Company of a Suspension Period (a “Suspension Notice”), such Holder shall forthwith discontinue any disposition of Registrable Securities pursuant to any Registration

Statement until such Holder’s receipt of a notice from the Company to the effect that such Suspension Period has terminated. On the last day of any thirty (30) day period following delivery of the Suspension Notice during which the Suspension Period remains in effect, the Company shall deliver a written notice to the Icahn Representative that the Suspension Period remains in effect (a “Bring-Down Suspension Notice”). If so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. The Company covenants and agrees that it shall not deliver a Suspension Notice with respect to a Suspension Period unless all the Company employees, officers and directors who are subject to the Company’s Insider Trading Compliance Policy, and who are prohibited by the terms thereof from effecting any public sales of securities of the Company beneficially owned by them, are so prohibited for the duration of such Suspension Period. In the event of a Suspension Notice, the Company shall, promptly after such time as it no longer possesses material non-public information that it has determined in good faith need not otherwise be disclosed, provide notice to all Holders that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to any Holders’ rights under this Agreement that may have been affected by such notice, including the Holders’ Demand Registration rights and rights with respect to the Shelf Registration Statement. For so long as any employee of the Icahn Group serves on the Company’s board of directors, any notice given to such director suspending trading activity in accordance with the Company’s Insider Trading Compliance Policy shall be deemed to be a Suspension Notice.

Section 5.03 Holder Standstill. During any time that any member of the Icahn Group possesses material, non-public information with respect to the Company, no Holder may effect any sales under any Registration Statement of the Company.

Article VI. REGISTRATION PROCEDURES

Section 6.01 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it shall (it being understood and agreed that except as otherwise expressly set forth in this Article VI, if any other provision of this Agreement is more favorable to the Holders than the provisions of this Article VI, such other provision shall apply):

(a) provide the Participating Holders and its counsel with a reasonable opportunity to review, and comment on, any Registration Statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Participating Holder may reasonably request in writing to the extent such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act;

(b) cause any such Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder, or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(c) furnish, to the Participating Holders, at such participating Holders’ expense, such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Participating Holder more than two (2) copies of such exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as the Participating Holders reasonably may request;

(d) use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as practicable, an earnings statement (which need not be audited) covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(e) provide, and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such Registration Statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) from and after a date not later than the effective date of such Registration Statement;

(f) notify the Participating Holders and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement, Prospectus, Prospectus supplement or post-effective amendment related to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(g) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(h) in the event of an Underwritten Offering of Registrable Securities pursuant to, enter into customary agreements (including underwriting agreements in customary form, which may include, in the case of an Underwritten Offering on a firm commitment basis, “lock-up” obligations and take such other actions (including using its reasonable efforts to make such road show presentations and otherwise engaging in such reasonable marketing support in connection with any such Underwritten Offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities;

(i) in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, use all reasonable efforts to cause to be furnished to each Participating Holder and to the managing underwriter, if any, a signed counterpart, addressed to such Participating Holder and the managing underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and scope and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Participating Holder and the managing underwriter, if any, reasonably requests;

(j) in connection with any registration of an Underwritten Offering of Registrable Securities hereunder, provide officers’ certificates and other customary closing documents, customary in form, scope and substance;

(k) reasonably cooperate with each seller of Registrable Securities and any underwriter in the disposition of such Registrable Securities and with underwriters’ counsel, if any, in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);

(l) use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed;

(m) cooperate with the Participating Holders and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, if any, and not bearing any restrictive legends; and

(n) use its reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities.

Section 6.02 Holder Obligations. Each Holder agrees:

(a) that it shall furnish to the Company such information regarding such Holder and the plan and method of distribution of Registrable Securities intended by such Holder (i) as the Company may, from time to time, reasonably request in writing and (ii) as shall be required by law or by the Commission in connection therewith;

(b) that any non-public information obtained by it pursuant to Section 6.01 shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public;

(c) in the case of an Underwritten Offering of Registrable Securities pursuant to this Agreement, if requested by the managing underwriter, to enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by each Holder and such other terms and provisions as are customarily contained in such underwriting agreements, including customary indemnity and contribution provisions and “lock-up” obligations; and

(d) to notify the Company as soon as practicable if it becomes aware of the occurrence of any event, development or fact as a result of which a Registration Statement or any Prospectus or supplement, as then in effect, contains an untrue statement of a material fact with respect to such Holder or omits to state any material fact with respect to such Holder required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Holder shall not be required to notify the Company, or may limit such notification, as the case may be, solely to the extent necessary, as determined in good faith by such Holder on the advice of counsel, in order not to be in violation of or default under any applicable law, regulation, rule, stock exchange requirement, self-regulatory body, supervisory authority, legal process or fiduciary duty.

Article VII. INDEMNIFICATION

Section 7.01 Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless to the full extent permitted by law (i) each Holder, such Holder’s Affiliates and their respective officers, directors, managers, partners, stockholders, employees, advisors, agents and other representatives of the foregoing, and each of their respective successors and assigns, and each Person who controls any of the foregoing within the meaning of the Securities Act and the Exchange Act, and (ii) any selling agent selected by the Holders or their Affiliates with respect to such Registrable Securities (each such Person being sometimes referred to as an “Indemnified Person”), against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Person is a party thereto), amounts paid in settlement, judgements, fines, penalties, charges, costs, and expenses (including reasonable costs of investigations and legal expenses), joint or several (each a “Loss” and collectively “Losses”), to which such Indemnified Person may become subject, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which such Registrable Securities were included for registration under the Securities Act, including any preliminary or summary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus) or any document incorporated by reference therein, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall have no obligation to provide any indemnification or reimbursement hereunder (i) to the extent that any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Holder, or on the Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of Holders), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary Prospectus and corrected in a final, amended or supplemented Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the final, amended or supplemented Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act, or (iii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of Holders), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a final Prospectus but was corrected in an amended or supplemented final Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the amended or supplemented final Prospectus at or prior to such confirmation of sale in any case in which such delivery is required by the Securities Act. The indemnity provided in this Section 7.01 shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Person and shall survive the transfer or disposal of the Registrable Securities by the Holder or any such other Persons. the Company will also indemnify, if applicable and if requested, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution pursuant hereto, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Persons. This indemnity shall be in addition to any liability the Company may otherwise have.

Section 7.02 Indemnification by the Holders. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.01 hereof) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act (each such Person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which Registrable Securities were included for registration under the Securities Act, or any preliminary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the

Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder, or on such Holder’s behalf, specifically for inclusion, respectively, in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement; provided, however, that a Holder’s aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriters’ discount and expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

Section 7.03 Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 7.01 or 7.02 hereof (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.01 or 7.02 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee promptly after receiving the aforesaid notice, to assume the defense thereof with counsel selected by such indemnifying party and reasonably satisfactory to such Indemnitee. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or (iii) such Indemnitee reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of counsel for the Indemnitee shall be borne by the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnitees hereunder, or for fees and expenses that are not reasonable. Anything in this Section 7.03 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the Indemnitee, the indemnifying party agrees to indemnify the Indemnitee from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which the Indemnitee would be entitled to indemnification or contribution hereunder (whether or not the Indemnitee is an actual party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes an admission of fault, culpability or a failure to act by or on behalf of the Indemnitee. No indemnified party shall, without the written consent of the indemnifying party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder, and no indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any such action or claim effected without its consent, in each case which consent shall not be unreasonably withheld, conditioned or delayed.

Section 7.04 Contribution. If the indemnification provided for in this Article VII is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation; provided, however, that a Holder’s aggregate liability under this Section 7.04 shall be limited to an amount equal to the net proceeds (after deducting the underwriters’ discount but before deducting expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.04 were determined solely by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

Section 7.05 Indemnification Payments; Other Remedies.

(a) Periodic payments of amounts required to be paid pursuant to this Article VII shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

(b) The remedies provided in this Article VII are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

Article VIII. REGISTRATION EXPENSES

In connection with any offerings pursuant to a Registration Statement hereunder, the Participating Holders shall pay 100% (unless any other Person shall be offering Registrable

Securities in such offering pursuant to a Registration Statement hereunder, in which case the Participating Holders and such other Person(s) shall pay on a pro rata basis in proportion to the number of Registrable Securities included by the Participating Holders and such other Person(s) in such offering pursuant to a Registration Statement hereunder): (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) fees and expenses of independent certified public accountants retained by the Company for any comfort letters or costs associated with any required special audits, (v) the reasonable fees and expenses of any special experts retained by the Company and agreed to by the Participating Holders, (vi) fees and expenses in connection with any review of underwriting arrangements by FINRA, (vii) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange or the New York Stock Exchange, (viii) all duplicating, distribution and delivery expenses, (ix) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities in connection with an Underwritten Offering; (x) any out-of-pocket expenses of the Participating Holders including any fees and expenses of brokers or counsel to the Participating Holders, and (xi) any applicable transfer taxes attributable to the sale of the Registrable Securities. In connection with any offering pursuant to a Registration Statement hereunder, the Company shall pay 100% of (i) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), and (ii) except as provided in clause (iv) in the first sentence of this paragraph, fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company.

Article IX. MISCELLANEOUS

Section 9.01 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or electronic mail, addressed as follows:

if to any Holder who is a member of the Icahn Group:

Icahn Enterprises L.P.

16690 Collins Avenue, PH-1

Sunny Isles Beach, FL 33160

Attention: Jesse Lynn

Email: [***]

With a copy to (which shall not constitute notice):

Thompson Hine LLP

300 Madison Avenue, 27th Floor

New York, NY 10017-6232

Attention: Todd E. Mason and Corby J. Baumann

Email: [***]; [***]

and if to the Company, at:

Southwest Gas Holdings, Inc.

8360 S. Durango Drive

Las Vegas, Nevada 89113

Attention: Senior Vice President/Chief Legal, Safety &

Compliance Officer and Corporate Secretary

Email: [***]

With a copy to (which shall not constitute notice):

Morrison & Foerster LLP

300 Colorado Street, Suite 1800

Austin, Texas 78746

Attention: Brandon C. Parris and R. John Hensley

Email: [***] and [***]

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served and received on the date on which personally delivered, with receipt acknowledged, the date on which the facsimile or electronic mail it sent so long as the sender receives confirmation regarding the success of transmission thereof, or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

Each Holder as of the date hereof acknowledges and agrees that, as of the date hereof, it holds the number of Registrable Securities set forth next to its name on Schedule II attached hereto. Any member of the Icahn Group that desires to become an Additional Holder in accordance with the terms of this Agreement shall provide written notice to the Company setting forth its address and the number of Registrable Securities held by such Person and agreeing to be bound by the terms hereof, and upon receipt of such notice the Company shall amend Schedule II attached hereto to reflect such Additional Holder, its address and the number of Registrable Securities held thereby without any further action or consent required from the parties to this Agreement. From time to time and promptly following a written request by the Company, each such Holder and Additional Holder shall provide written notice to the Company of any increase or decrease in the number of Registrable Securities held by such Person, and upon receipt of any such notice, the Company shall amend Schedule II attached hereto to reflect such increase or decrease in the number of Registrable Securities held by such Person without any further action or consent required from the parties to this Agreement; provided that if any such Holder or Additional Holder discloses such increase or decrease in the number of Registrable Securities held by such person in any filing made pursuant to Section 13 or 16 of the Exchange Act, such Holder or Additional Holder, as the case may be, shall be deemed to have provided notice to the Company as provided in this sentence. Solely for purposes of this Agreement, in determining the number of Registrable Securities outstanding at any time and the Holders thereof, the Company shall be entitled to rely conclusively on Schedule II attached hereto (as so amended in accordance with the terms of this Agreement to reflect all such written notices received by the Company from time to time).

Section 9.02 Successors and Assigns. This Agreement may not be assigned by any Holder other than to a Permitted Assignee (provided, however, that such Permitted Assignee agrees in writing to be bound by the terms of this Agreement), whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and all successors to the Company and the Holders.

Section 9.03 Amendments; Waivers. Subject to Section 9.04, (a) any provision of this Agreement affecting a party may be amended or modified only by a written agreement signed by each such affected party and (b) no provision of this Agreement affecting a party may be waived except pursuant to a writing signed by each such affected party.

Section 9.04 Representatives. The Company shall be entitled to rely upon the written communications of the Icahn Representative, acting on behalf of any Holder, relating to matters addressed in this Agreement as communications of the Holders, including, without limitation, elections by Holders to exercise registration rights and any amendments, waivers or consents made pursuant to this Agreement. Any notice or communication delivered to the Icahn Representative shall be deemed to have been delivered to each Holder for all purposes hereof. Each of the Holders shall use their reasonable efforts to conduct all written communications to the Company pursuant to this Agreement through the Icahn Representative.

Section 9.05 Calculations of Beneficial Ownership. All calculations of beneficial ownership for purposes of this Agreement shall be calculated in accordance with Rule 13(d) of the Exchange Act, as amended from time to time.

Section 9.06 No Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies on any persons that are not party hereto other than as expressly set forth in Article VII.

Section 9.07 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 9.08 Termination of Registration Rights; Survival. All rights granted to Holders under this Agreement shall terminate simultaneously with the termination of the Cooperation Agreement in accordance with Section 10 of the Cooperation Agreement. The provisions of Articles VII, VIII and IX shall survive any termination of this Agreement.

Section 9.09 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 9.10 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

Section 9.11 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 9.01 hereof, such service to become effective ten (10) days after such mailing.

Section 9.12 Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by e-mail or facsimile signatures.

Section 9.13 Entire Agreement. Except for the Cooperation Agreement (other than paragraphs of Exhibit B to the Cooperation Agreement, which are superseded by this Agreement), this Agreement (i) embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein and (ii) supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

Section 9.14 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

SOUTHWEST GAS HOLDINGS

By:	/s/ Karen S. Haller
Name: Karen S. Haller
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement – SWX/Icahn – November 2025]

CARL C. ICAHN

By:	/s/ Carl C. Icahn
Carl C. Icahn

ICAHN PARTNERS LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement – SWX/Icahn – November 2025]

IPH GP LLC

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN CAPITAL LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

BECKTON CORP

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Vice President

[Signature Page to Registration Rights Agreement – SWX/Icahn – November 2025]

SCHEDULE I

Icahn Group

CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

SCHEDULE II

Name of Holder/Additional Holder	Number of Registrable Securities Held
Icahn Partners LP	3,419,167
Icahn Partners Master Fund LP	2,613,437